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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K
                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

         Date of Report (Date of earliest event reported): June 26, 2006

                          Allstate Life Global Funding
                                 as depositor of

                    Allstate Life Global Funding Trust 2006-3
             (Exact name of registrant as specified in its charter)


          Delaware                       001-32192             Not applicable
(State or other jurisdiction of   (Commission File Number)      (IRS Employer
        incorporation)                                       Identification No.)


                            c/o AMACAR Pacific Corp.
                             6525 Morrison Boulevard
                                    Suite 318
                               Charlotte, NC 28211
                    (Address of principal executive offices)
                                   (Zip Code)


       Registrant's telephone number, including area code: (704) 365-0569


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Item 9.01.  Financial Statements and Exhibits

     The following documents are filed with reference to and are hereby incorporated by reference into the Registration Statement on Form S-3 (File No. 333-129157), as amended, of Global Funding and Allstate Life, filed with the Securities and Exchange Commission on October 20, 2005 and amended on November 29, 2005, February 27, 2006, and March 13, 2006.

(c)      Exhibits

Exhibit 1             Series Instrument, dated as of June 26, 2006 relating to the Trust.

Exhibit 5.1           Opinion of Michael J. Velotta, Esq., in-house counsel to Allstate Life.

Exhibit 5.2           Opinion of LeBoeuf, Lamb, Greene & MacRae LLP, special counsel to Global Funding.

Exhibit 8             Opinion of Sam De Frank, in-house tax counsel to Allstate Life.
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                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                    Allstate Life Global Funding,
                                    as depositor of
                                    Allstate Life Global Funding Trust 2006-3
                                    (Registrant)

                                    By:      AMACAR Pacific Corp.,
                                             not in its individual capacity,
                                             but solely as administrator*

                                    By:      /s/ Evelyn Echevarria
                                             _______________________________
                                    Name:    Evelyn Echevarria
                                    Title:   Vice President

Date: June 28, 2006

* Allstate Life Global Funding and Allstate Life Global Funding Trust 2006-3 are statutory trusts organized under the laws of the State of Delaware and have no officers. AMACAR Pacific Corp., as administrator, is the sole provider of administrative services to Allstate Life Global Funding and Allstate Life Global Funding Trust 2006-3.

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                                  EXHIBIT INDEX

Exhibit
Number                                                        Description

Exhibit 1             Series Instrument, dated as of June 26, 2006 relating to the Trust.

Exhibit 5.1           Opinion of Michael J. Velotta, Esq., in-house counsel to Allstate Life.

Exhibit 5.2           Opinion of LeBoeuf, Lamb, Greene & MacRae LLP, special counsel to Global Funding.

Exhibit 8             Opinion of Sam De Frank, in-house tax counsel to Allstate Life.